NUVEEN GLOBAL INFRASTRUCTURE FUND

SUPPLEMENT DATED DECEMBER 3, 2012

TO THE SUMMARY PROSPECTUS DATED FEBRUARY 29, 2012

Tryg T. Sarsland has been named a portfolio manager of the Fund, effective December 1, 2012. Mr. Sarsland is a Vice President of Nuveen Asset Management, LLC. Jay L. Rosenberg and John G. Wenker will continue to serve as portfolio managers for the Fund.

PLEASE KEEP THIS WITH YOUR

FUND’S SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-GIFS-1212P